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                                 Exhibit 24.01


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10K, into the Company's previously filed Registration Statement File Nos.33-35191 and 33-47830.




                                                       Arthur Andersen LLP


Boston,  Massachusetts
December 20, 1995